Genpact Q1 2014 Earnings Presentation May 5, 2014 Ticker (NYSE: G) Exhibit 99.2

Forward Looking Statements
These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on Genpact’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the BPM and IT Services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to manage growth, factors which may impact our cost advantage, wage increases, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the Company's Annual Report on Form 10-K.
These filings are available at www.sec.gov or on the investor relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the SEC. The Company does not undertake to update any forward-looking statements that may be made from time to time by or on behalf of the Company.
These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the company’s reported results.
Reconciliations of these non-GAAP measures to GAAP are available in this presentation and in our earnings release dated
May 5, 2014.
Non-GAAP Financial Measures

Q1 2014 – Good Start, in line with Stated Full Year Expectations
Revenues, adjusted income from operations, net income and earnings per share all increased year-over-year, margins steady
Key events and accomplishments:
Made good progress in executing new, more focused, growth strategy
Added depth to our client management organization; on track to meet our objective of investing 6% of our revenue in client-facing teams
Closed a large deal with a leading CPG client; adds domain expertise we can leverage across that industry
Completed $303 million purchase of approximately 17.3 million Genpact shares at a price of $17.50 per share (post-Q1)
Announced strategic partnership with Oliver Wyman to build and take to market  new risk solutions for the increasingly regulated Financial Services industry (post-Q1)
Announced acquisition of Pharmalink Consulting; adds domain capabilities in regulatory affairs space of targeted Life Sciences vertical (post-Q1)

Q1 2014 – Key Financial Highlights
Growth and margins in line with our stated full year expectations
Q1 ‘14 versus Q1 ‘13 performance:
Total Revenue:  +5%
Revenue from Global Clients: +7%
GE Revenue: -3%
Adjusted Income from Operations
(1)
: +4%
Adjusted Income from Operations margins: 16.4%
Notes:
1) Adjusted Income from Operations is a Non-GAAP Measure. Q1 14 GAAP Income from Operations increased 4.5% and GAAP Operating Margin was 14.6%.

Healthy Pipeline
Investments driving good inflows of large, transformative deals revenues
Decision cycles continue to be long on larger deals; longer conversion time to of our pipeline
Transformative engagements continuing to increase both in value and proportion increased involvement in more strategic and transformative engagements
Continuing investments in client-facing teams and domain experts driving

Four Key Pillars of Our Growth Strategy
Concentrate
Investments
Concentrating our investments on specific market
leadership opportunities in select key industry verticals,
service lines and geographies to drive faster growth
Enhance Domain
Expertise
Expanding our team of subject-matter experts and lead
solutions architects who can bring extensive knowledge
and domain expertise to clients
Further
Differentiate
Solutions
Further differentiating our solutions by building capabilities and combining core operations, IT and analytics
Deepen Client
Relationships
Strengthening client relationships by adding a new set of
senior-client facing leaders and expanding onshore
capabilities to enhance proximity to clients

Q1 Revenue Growth of 4.8% Driven by Global Clients
Q1 2014 Global Clients
Business Process Management revenues increased 6% while ITO revenues increased 10%
Q1 2014 GE
Decline in Business Process Management partly offset by growth in ITO
Global
Clients
(1)
GE
(1)
BPM
ITO
4.8%
YoY
Growth%
7.1%
(3.1%)
4.8%
8.6%
3.7%
YoY
Growth%
$503.8
$528.2
Q1 ‘13 Q1 ‘14
Q1 ‘13
Q1 ‘14
($ in millions)
Notes:
1)  Data adjusted for divestitures from GE
($ in millions)
390.2 418.0
113.7
110.2
383.9 398.0
119.9
130.2
$503.8
$528.2

Continue to Expand Client Relationships
Notes:
1)  Relationship size = Clients representing annual revenues based on rolling four quarters
Relationship Size
(1)
75
24
12
81
26
13
0
10
20
30
40
50
60
70
80
90
>$5 MM >$15 MM >$25 MM
Q1 13 Q1 14

Adjusted Income From Operations Growth of 4.3%
Notes:
1)  Adjusted Income from Operations is a Non-GAAP Measure. Income from Operations was $73.9 million in Q1 ‘13 and $77.2 million in Q1 ’14
($ millions)
Strong Q1 2014 Adjusted Income from Operations margin:
Impact of investments and wage inflation
Offset by higher operating efficiencies and favorable foreign exchange
Q1‘13 Q1‘14 YoY Growth
Revenue $503.8 $528.2 4.8%
Cost Of Revenue 311.7 324.3 4.0%
Gross Profit 192.1 203.9 6.1%
Gross Profit % of Revenue 38.1% 38.6% 50bps
Selling, general and administrative expenses 113.2 122.5
8.2%
SG&A % of Revenue 22.5% 23.2%
70bps
Adjusted Income From Operations
(1)
82.8 86.4 4.3%
Adjusted Income From Operations Margin % 16.4% 16.4% 0 bps

EPS Bridge
20
1
Adjusted
Income from
Operations
Q1 ‘13
GAAP
EPS
Q1 ‘13 Q1 ‘14
Adjusted Net Income ($ millions) 54.5 57.3
Diluted Shares Outstanding (millions)
(2)
234 237
-1
21
(Cents per share)
Net
other
Adjustments
(1)
23
24
3
Net
other
Adjustments
(1)
Q1 ‘13
Adjusted
EPS
Q1 ‘14
Adjusted
EPS
Q1 ‘14
GAAP
EPS
Notes:
- The above bridge reflects only significant variance items year over year and is illustrative and subject to rounding.
- EPS = Diluted earnings per share
1) Adjustments primarily include amortization of intangibles relating to acquisitions and share-based compensation expenses.
2) Weighted average number of diluted shares outstanding
1
Lower effective
tax rate
-3
Net Interest
Income
Increase       Decrease

Cash From Operations
Q1 2014 cash from operations was in line with last year after normalizing for:
Non-recurring inflows in Q1 2013 of approximately $11 million
Non-recurring outflows in Q1 2014 of approximately $8 million
Q1 ‘13 Q1 ‘14
(55%)
$32
$14
YoY
Growth%
($ in millions)
Q1 ‘13 Q1 ‘14
Days Sales Outstanding 82 87
Cash and Liquid Assets ($ millions)
(1)
493 567
Notes:
1) Cash and Liquid Assets = Cash and Cash equivalents and short-term deposits

` FY 2014
Revenues ($B)
2.22 - 2.26
Adjusted Income from Operations - Margin
15.0% - 15.5%
Other Metrics
Cash Flow From Operations
Decline 10-13% YoY
Effective Tax Rate
24% - 26%
Capital Expenditure (% of revenue)
2.5% - 3.0%
Full Year 2014 Outlook

Annexure 1: Reconciliation of Adjusted Income
from Operations
(USD, In Thousands) Three months ended March 31,
2013 2014
Income from operations per GAAP $ 73,949 $ 77,247
Add: Amortization of acquired intangible assets resulting from
Formation Accounting
804 507
Add: Amortization of acquired intangible assets relating to
acquisitions
3,410 3,984
Add: Stock-based compensation 6,526 4,973
Add: Other income (expense) (447) (131)
Add: Gain (Loss) on Equity-method investment activity, net 44 20
Less: Net income attributable to noncontrolling interest (1,515) (240)
Adjusted income from operations $ 82,771  $ 86,360

(USD, In Thousands, except per share data) Three months ended March 31,
2013 2014
Net income per GAAP $ 46,737 $ 50,613
Add: Amortization of acquired intangible assets resulting from
Formation Accounting
804 507
Add: Amortization of acquired intangible assets relating to acquisitions 3,410 3,984
Add: Stock-based compensation 6,526 4,973
Less: Tax impact on amortization of acquired intangibles resulting from Formation Accounting
(141) (101)
Less: Tax impact on amortization of acquired intangibles relating to acquisitions
(1,162) (1,375)
Less: Tax Impact on stock-based compensation (1,690) (1,305)
Adjusted net income $ 54,484 $ 57,296
Adjusted diluted earnings per share $ 0.23 $ 0.24
Annexure 2: Reconciliation of Adjusted Net Income

Thank You